UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 22, 2008

Euoko Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-51163	98-0547993
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

67 Mowat Avenue, Suite 535, Toronto, Ontario Canada	M6K 3E3
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (416) 657.3456

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[     ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[     ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[     ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[     ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 22, 2008, Michael Basler resigned as chief financial officer and as a director of our company.

Our board of directors now consists of Brandon Truaxe and Julio Torres.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EUOKO GROUP, INC.

/s/ Brandon Truaxe
Brandon Truaxe
President and Chief Executive Officer
Date October 24, 2008